                        Oppenheimer Trinity Core Fund
                    Supplement dated March 31, 2003 to the
Statement of Additional Information dated September 24, 2002, Revised October
                                   15, 2002

The Statement of Additional Information is changed as follows:

1.    The Supplement dated January 2, 2003 is hereby withdrawn.

2.    The section captioned "Board of Trustees and Oversight Committees" on page 10 is amended as follows:

    a.The second sentence of the second paragraph under that caption is revised to read:

          "The members of the Audit Committee are Kenneth A. Randall
          (Chairman) and Edward Reagan."

   b. The first sentence of the third paragraph under that caption is revised to read:

         "The members of the Study  Committee are Robert G. Galli  (Chairman),
         Elizabeth Moynihan and Joel Motley."

4.    Effective December 31, 2002, Mr. Leon Levy resigned as a Trustee of the
   Fund and Mr. Clayton Yeutter was elected as Chairman of the Board, effective January 1, 2003.  Effective March 31, 2003, Mr. Benjamin
   Lipstein retired as a Trustee.  Therefore, the Statement of Additional
   Information is revised by deleting the biographies for Messrs. Levy and
   Lipstein on page 12 and by adding the following to Mr. Yeutter's biography: "Chairman of the Board of Trustees."

5.    In the Trustee compensation table on page 17, the title of "Chairman"
   after Mr. Levy's name is deleted and the title of "Chairman" is added after Mr. Yeutter's name. In addition, the following footnote is added following the names of Messrs. Levy, Lipstein and Yeutter:

5.    Effective January 1, 2003,  Clayton Yeutter became Chairman of the Board
               of   Trustees   of  the   Board  I  Funds   upon  the
               retirement  of Leon Levy.  Effective  March 31, 2003,
               Mr. Lipstein retired as a Trustee.

March 31, 2003                                                    PX0211.007